Exhibit 10.27.7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

EIGHTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Eighth Amendment to the United Express Agreement (the “Amendment”) is dated as of August 24, 2015 by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (“United”), and SHUTTLE AMERICA CORPORATION, an Indiana corporation, with its corporate offices located at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (as amended previously by the parties hereto the “Agreement”); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the parties desire to further amend the Agreement to remove the rate in Carrier Controlled Costs related to completed flight hours and to restore the rate related to completed block hours that was in effect prior to the Seventh Amendment to the Agreement dated September 16, 2014 by and between the parties (the “Seventh Amendment”) in accordance with the terms and conditions of this Amendment; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

II.	SCOPE, TERM, and CONDITTONS

A.	[***]

B.	Article VIII.C.7 (Early Brake Release) of the Agreement is hereby amended by deleting [***] and replacing it with the following:

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III. MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in and made a part of, the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed .an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the effective date first above written.

UNITED AIR LINES, INC.		SHUTTLE AMERICA CORP.

By:	/s/ Bradford R. Rich	By:	/s/ Bryan K. Bedford
	Bradford R. Rich		Bryan K. Bedford
	Senior Vice President, United Express		Chief Executive Officer

Attachment 1

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